UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2024

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 3, 2024, Sterling Bank and Trust, F.S.B. (the “Bank”), the wholly-owned subsidiary of Sterling Bancorp, Inc. (the “Company”), entered into a change of control agreement with Karen Knott, the Company and the Bank’s Chief Financial Officer (the “Change of Control Agreement”).

Change of Control Agreement

Under the Change of Control Agreement entered into with Ms. Knott (referred to as the “Executive”), if the Bank or the Company terminates the Executive’s employment at any time prior to the occurrence of a pending change of control (as defined below) for any reason or for no reason, or if the Executive’s employment terminates due to death, the Bank will pay the Executive or his or her estate earned but unpaid compensation and benefits due under the terms of benefit plans and programs and compensation plans and programs (including bonuses), if any (the “Standard Entitlements”). If the Executive’s employment is terminated at any time for cause (as defined in the Change of Control Agreement) or if the Executive resigns without good reason (as defined in the Change of Control Agreement), the Bank will pay the Executive the Standard Entitlements.

If the Executive’s employment is terminated without cause or if the Executive resigns for good reason (as defined in and provided for in the Change of Control Agreement) after a change of control or a pending change of control, the Bank will pay the Executive the Standard Entitlements, and, if the termination of employment occurs not later than one (1) year after the change of control, the Bank will pay an amount equal to twelve (12) months of base salary on the 60th day after termination of employment, subject to a release of claims becoming effective. Ms. Knott’s base salary is currently $350,000 per year.

If the Executive’s employment is terminated due to disability (as defined in the Change of Control Agreement) after a change of control or a pending change of control, the Bank will pay to the Executive the Standard Entitlements, and the Bank will pay base salary continuation at the annual rate in effect immediately prior to the termination of the Executive’s employment during a period ending on the earliest of (i) one hundred eighty (180) days after the date of termination of the Executive’s employment; (ii) the date on which long-term disability insurance benefits are first payable to the Executive under any long-term disability insurance plan covering employees of the Bank; and (iii) the date of the Executive’s death.

The Change of Control Agreement also contains customary non-solicitation, non-competition and non-disclosure provisions. Payments under the Change of Control Agreement are subject to restrictions of specified applicable banking regulatory requirements, as well as to the Company’s Clawback Policy and any other applicable recoupment law or policy.

A “pending change of control” is defined as the signing of a definitive agreement for a transaction which, if consummated, would result in a Change of Control (as defined in the Change of Control Agreement); or the commencement of a tender offer which, if successful, would result in a Change of Control, and in the event that such transaction or tender offer which constituted a pending change of control is terminated before a Change of Control occurs, the pending change of control will be treated as if it had not occurred following such termination.

The Change of Control Agreement will remain in effect until the third anniversary of the date of the Change of Control Agreement or, if earlier, the first anniversary of a change of control (as defined in the Change of Control Agreement).

The foregoing description is qualified in its entirety by reference to the terms of the Change of Control Agreement, dated as of September 3, 2024, by and between the Bank and Karen Knott, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance, including any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “believe,” “expect,” “continue,” “will,” “estimate,” “intend,” “plan,” “anticipate,” and “would” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature, though the absence of these words does not mean a statement is not forward-looking. All statements other than statements of historical facts, including but not limited to statements regarding the economy and financial markets, government investigations, credit quality, the regulatory scheme governing our industry, competition in our industry, interest rates, our liquidity, our business and our governance, are forward-looking statements. We have based the forward-looking statements in this Current Report primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, prospects, business strategy and financial needs. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. There can be no assurance that future developments will be those that have been anticipated. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 14, 2024, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. These risks are not exhaustive. Other sections of this Current Report and our filings with the Securities and Exchange Commission include additional factors that could adversely impact our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this Current Report. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
10.1	Change of Control Agreement, dated as of September 3, 2024, by and between Sterling Bank and Trust, F.S.B. and Karen Knott
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Karen Knott
Karen Knott
Chief Financial Officer

Date: September 3, 2024